Exhibit 99

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[LOGO]

Second Quarter 2005
Earnings Conference Call
July 29, 2005

Cautionary Statement

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements, including statements regarding anticipated financial results, anticipated industry developments and growth initiatives are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements.  The statements are based on assumptions about important factors including: general business conditions; market trends; competition; weather; vehicle production; trends in new and used vehicle sales; business development activities, including acquisitions; economic conditions, including exchange rate and interest rate fluctuations; litigation developments; and the other risk factors described in the Company’s Annual Report on Form 10-K, and other risks described from time to time in the Company’s filings with the Securities and Exchange Commission.  Many of these risk factors are outside of the Company’s control, and as such, they involve risks which are not currently known to the Company that could cause actual results to differ materially from forecasted results.  The forward-looking statements in this document are made as of the date hereof and the Company does not undertake to update its forward-looking statements.

This presentation includes certain non-GAAP measures. These non-GAAP measures are reconciled to the most directly comparable GAAP measures in Appendix 2 to this presentation.

ADESA, Inc. Second Quarter 2005 Performance Overview

Dave Gartzke

Chairman, President & CEO

Highlights

Q2  Financial Summary

•        Revenue to $248 million (+7%)

•        Net income to $36 million, or $0.40 per share

•                  2005 includes $4.8 million, or $0.03 per share of incremental interest and corporate expenses

•                  2004 includes $1.4 million, or $0.01 per share of non-recurring transaction costs and $4.0 million, or $0.04 per share related to discontinued operations

Business Segment Growth – Revenue & Operating Profit

•                  AFC - All-time Record Quarterly Loan Transaction Volume

•                  Over 280,000 loan transactions (+3%)

Further Strengthened Sales & Marketing Focus

•                  Brent Huisman to VP of Dealer Relations

•                  Jason Ferreri to VP of Sales

LiveBlock™ Technology

•                  LiveBlock conversion percentage exceeds 85%

•                  Approx. 170% increase in vehicles sold on line vs. Q2 ’04

•                  Offered over 265,000 vehicles on LiveBlock in Q2 2005

Strategic Initiatives

•                  Invested approximately $19 million for acquisitions

•                       Washington D.C. used vehicle acquisition

•                       Charlotte, North Carolina salvage acquisition

Amended/Restated $500 Million Senior Credit Facility

•                  $350 million revolver & $150 million term loan A facility

•                  Libor + 125 basis points / 5-year term

Industry Outlook

OEM Employee Pricing Programs

•                  Initiated by GM on June 1; GM pgm. runs through August 1

•                  $136 per vehicle incentive Ç ( 6/05 vs. 5/05) per Edmunds

•                  Ford and Chrysler commence similar programs week of 7/8

Impact Analysis – Short-term

•                  Demand remains strong; sales outpacing new vehicle additions

•                  Used vehicle sales volume Ç 4.5% vs. June 2004

•                  Conversion rates may soften

•                  ADESA “banded” fee schedules soften effects of price changes

Impact Analysis – Long-term

•                  Higher new vehicle sales eventually translate into higher used vehicle sales

•                  Similar to 2001; significant trade-in volume anticipated

ADESA, Inc. Second Quarter & YTD 2005 Financial Review

Cam Hitchcock

EVP and Chief Financial Officer

Q2 2005 Financial Overview*

Item	As of Q2 2005	Variance vs. Q2 2004 Dollars /%	Explanation / Notes

Revenue	$247.7	$16.7 / 7.2%	Revenue per vehicle +6%, Loan volume + 3%; Revenue per Loan +11%; Fx = $4.2M Favorable

Cost of Services	$115.8	$5.0 / 4.5%	Primarily unfavorable FX + Wash D.C. costs

SG&A	$56.7	$4.5 / 8.6%**	2004 excludes $1.4M for nonrecurring costs

Operating Profit	$65.2		Includes $1.0M ($0.01 per share)
Operating Margin	26.3%	70 basis points**	incremental corporate expenses

Interest Expense	$8.5	$3.8/80.9%	2004 recap. ($3.8M pre-tax) + rising rates

Tax Rate	39.0%	20 basis points	Comparable to Q2 2004

Income from Continuing Ops.	$36.0	$2.6 / 7.8%**	2004 excludes $0.8M (after-tax) of non-recurring costs ($1.4M pre-tax)

Discontinued Ops.	$(0.1)	$3.9 /97.5%	2004 - Charge regarding litigation related to former vehicle importation business
Net Income	$35.9	$7.3 / 25.5%
EPS from Continuing Ops.	$0.40	$0.03 / 7.3%**	2004 excludes non-recurring costs ($0.01)
EPS	$0.40	$0.08 / 24.9%	Weighted avg. diluted shares = 90.14M

* $ in millions, except per share amounts ** As compared to Q2 2004 adjusted for $1.4 million non-recurring costs

2005 Consolidated EBITDA Walk Forward

(In Millions)		Percentage of EBITDA Growth

Q2 2004 EBITDA net of non-recurring items	$68.6

2005 Results:
Increase in revenue	16.7	24.3%
Increase in operating expenses	(9.5)	(13.8)%
Increase in other income	1.7	2.5%
Q2 2005 EBITDA (1)	$77.5	13.0%

(1) Includes $1.0 million in incremental corporate expenses necessary to support an independent public company.

Q2 2005 Auction Highlights

Revenue up 6% to $216 million

•                  Selective fee increases, foreign exchange, Washington D.C. acquisition and growth in Internet and other ancillary services

•                  Revenue per vehicle sold increased 6% to $436 vs. $410 in 2004

Vehicles sold flat vs. 2004

•                  Continued decline in institutional vehicles

•                  However – rental vehicles starting to come back to auction

•                  Dealer vehicles sold up 5% for the quarter vs. 2004

Operating profit margin improved 20 basis points

•                  Conversion favorable by 70 basis points

•                  170 basis point shift to dealer consignment

Q2 2005 AFC Highlights

Loan transactions up 3%

•                  All-time quarterly record of over 280,000 transactions

•                  Approximately 34% sourced at ADESA auctions

Revenue up 13% to $32 million

•                  Revenue per loan transaction increased $11

•                  Interest rate increases

•                  Increased utilization and pricing of various fees

•                  Decrease in provision for credit losses

Operating profit up 24% to $19.7 million

Portfolio performance

•                  Over 95% current; consistent with prior year & Q1 2005

•                  Total managed portfolio approx. $690 million

Facility Growth

•                  84 facilities in Q2 2005 vs. 80 facilities in Q2 2004

•                  Added Las Vegas, Nevada operation in June 2005

Balance Sheet Overview

Total debt to total capital of 32.5% vs. 32.8% at Q1 2005

Asset base flat at $2.1 billion vs. $2.1 billion at Q1 2005

Gross debt of $497.6 million

•                  Effective interest rate of 6.4%, consistent with Q1 2005

Cash balance of over $250 million

•                  Approximately $160 million unavailable due to outstanding bank clearings

•                  $6 million restricted under AFC securitization

•                  Approximately $90 million available

Q2 2005  Major Cash Flow Uses

	Q1 2005	Q2 2005	YTD

CASH PAID FOR INTEREST	$(4.9)	$(9.9)	$(14.8)

CASH TAXES	$(21.6)	$(24.6)	$(46.2)

DIVIDENDS	$(6.9)	$(6.6)	$(13.5)

DEBT REPAYMENT	$(9.3)	$(9.2)	$(18.5)

CAPITAL EXPENDITURES	$(20.0)	$(16.7)	$(36.7)

SHARE REPURCHASES	$(4.7)	$(38.7)	$(43.4)

ACQUISITIONS	$—	$(18.7)	$(18.7)

Senior Credit Facility Analysis

	Previous Senior Credit Facility	Current Senior Credit Facility

Total Facility Size	$525 Million	$500 Million

Facility Components:
Revolving Credit Facility	$150 Million	$350 Million
Maturity	6/21/2009	6/30/2010
Pricing	LIBOR + 225 BP	LIBOR + 125 BP

Term Loan A	$175 Million	$150 Million
Maturity	6/21/2009	6/30/2010*
Pricing	LIBOR + 225 BP	LIBOR + 125 BP

Term Loan B	$200 Million	N/A
Maturity	6/21/2010	N/A
Pricing	LIBOR + 250 BP	N/A

* Annual amortization of $30 million per year ($7.5 million per quarter)

In conjunction with the July 25, 2005 refinancing of ADESA’s senior credit facility, ADESA anticipates incurring a third-quarter charge of approximately $2.8 million for the write-off of unamortized debt issuance costs and related expenses.

2005 YTD Financial Overview*

Item	6 months ended Jun-05	Variance vs. 6 months 6/04 Dollars /%	Explanation / Notes

Revenue	$491.7	$13.4 / 2.8%	Revenue per vehicle +5%; Loan volume + 4%; FX approximately $7.5M Favorable

Income from Continuing Ops.	$71.0	$3.5 / 5.2%**	2004 excludes $2.6M (pre-tax) of non-recurring costs ($1.6M after-tax)

Discontinued Ops.	$(0.1)	$3.9 /97.5%	2004 - Charge related to litigation for former vehicle importation bus.

Net Income	$70.9	$9.0 / 14.5%

EPS from Continuing Ops.	$0.78	$0.02 / 3.4%**	2004 excludes $0.02 per share for non-recurring costs

Weighted Avg. Diluted Shares	90.7	1.5 shares/ 1.7%

* In millions, except per share amounts

** As compared to 6 months ended June 30, 2004 adjusted for $2.6 million non-recurring costs

Fiscal 2005 Guidance Outlook

Driver	Original Expectation	YTD 6/30/05 Performace	Better / (Worse)	Remainder of 2005 **

Vehicle Volume	1% - 3%	(2.4%)*	W	Ç

Revenue Per Vehicle	1% - 2%	4.9%	B	ÑÒ

Loan Transaction Volume	5% - 7%	4.5%	Tracking	ÑÒ

Revenue per Loan Transaction	Flat - 2%	1.9%	Tracking	ÑÒ

* Includes 2 months of volume from Washington D.C. acquisition

** Outlook for last six months of 2005 is in comparison to YTD performance for the first six months of 2005

Full Year Income from Continuing Operations Guidance Remains $126 Million - $131 Million

QUESTION AND ANSWER
SESSION

DAVID GARTZKE

CLOSING REMARKS

APPENDIX 1

Second Quarter Statistics: 2002 – 2005
(All percentage change calculations are vs. 2005)

	2005*	2004	2003	2002
Vehicles Sold (000’s)
Used	445	445	471	454
		0%	-6%	-2%
Salvage	50	50	49	44
		0%	2%	14%
Total Vehicles Sold	495	495	520	498
		0%	-5%	-1%
Conversion Percentage (1)	62.4%	61.7%	61.1%	59.7%
		0.7%	1.3%	2.7%
Revenue per Vehicle Sold	$436	$410	$407	$382
		6%	7%	14%
Loan Transactions (000’s)	280	273	241	241
		3%	16%	16%
Revenue per Loan Transaction	$115	$104	$111	$107

		11%	4%	7%

* Includes 2 months of used vehicle volume from Washington / Dulles acquisition

(1) Conversion percentage represents the number of used vehicles sold as a percentage of the number of used vehicles entered or offered for sale at used vehicle auctions.  Does not include salvage vehicles.

APPENDIX 2

ADESA, Inc.

Consolidated Statements of Income

(In millions, except per-share data)

(Unaudited)

	Three Months Ended June 30, 2005		Three Months Ended June 30, 2004
	U.S. GAAP Reported		U.S. GAAP Reported	Non-Recurring Item (1)	Adjusted

Operating revenues
Auction and related services	$215.5		$202.6		$202.6
Dealer financing	32.2		28.4		28.4
Total operating revenues	247.7		231.0		231.0

Operating expenses
Cost of services	115.8		110.8		110.8
Selling, general and administrative	56.7	(2)	53.6	$(1.4)	52.2
Depreciation and amortization	10.0		8.9		8.9
Total operating expenses	182.5		173.3	(1.4)	171.9

Operating profit	65.2		57.7	1.4	59.1

Interest expense	8.5	(3)	4.7		4.7
Other income	(2.3)		(0.6)		(0.6)

Income from continuing operations before income taxes	59.0		53.6	1.4	55.0

Income taxes	23.0		21.0	0.6	21.6

Income from continuing operations	$36.0		$32.6	$0.8	$33.4

Loss from discontinued operations, net of income taxes	(0.1)		(4.0)

Net income	$35.9		$28.6

Earnings per share—basic and diluted
Income from continuing operations	$0.40		$0.36	$0.01	$0.37
Loss from discontinued operations, net of income taxes	—		(0.04)
Net income	$0.40		$0.32

Weighted average shares outstanding:
Basic	89.69		89.64		89.64
Diluted	90.14		89.70		89.70

(1)   The non-recurring item in the second quarter of 2004 represents transaction costs consisting primarily of legal and professional fees associated with the company’s initial public offering and separation from former parent company, ALLETE, Inc.

(2)   Includes incremental pre-tax corporate expenses of $1.0 million ($0.6 million after tax).  Incremental corporate expenses consist of salaries, benefits and other expenses due to the addition of corporate level personnel, professional fees, incremental insurance and other costs necessary to support an independent public company.

(3)   Includes incremental pre-tax interest expense of $3.8 million ($2.3 million after tax) resulting from the company’s recapitalization in 2004.

	Six Months Ended June 30, 2005		Six Months Ended June 30, 2004
	U.S. GAAP Reported		U.S. GAAP Reported	Non-Recurring Item (1)	Adjusted

Operating revenues
Auction and related services	$430.5		$421.0		$421.0
Dealer financing	61.2		57.3		57.3
Total operating revenues	491.7		478.3		478.3

Operating expenses
Cost of services	231.0		231.6		231.6
Selling, general and administrative	112.2	(2)	112.8	$(2.6)	110.2
Depreciation and amortization	19.2		18.1		18.1
Total operating expenses	362.4		362.5	(2.6)	359.9

Operating profit	129.3		115.8	2.6	118.4

Interest expense	16.6	(3)	8.7		8.7
Other income	(3.8)		(1.4)		(1.4)

Income from continuing operations before income taxes	116.5		108.5	2.6	111.1

Income taxes	45.5		42.6	1.0	43.6

Income from continuing operations	$71.0		$65.9	$1.6	$67.5

Loss from discontinued operations, net of income taxes	(0.1)		(4.0)

Net income	$70.9		$61.9

Earnings per share—basic
Income from continuing operations	$0.79		$0.74	$0.02	$0.76
Loss from discontinued operations, net of income taxes	—		(0.05)
Net income	$0.79		$0.69

Earnings per share—diluted
Income from continuing operations	$0.78		$0.74	$0.02	$0.76
Loss from discontinued operations, net of income taxes	—		(0.05)
Net income	$0.78		$0.69

Weighted average shares outstanding:
Basic	90.19		89.12		89.12
Diluted	90.67		89.15		89.15

(1)   The non-recurring items in the first half of 2004 represents transaction costs consisting primarily of legal and professional fees associated with the company’s initial public offering and separation from former parent company ALLETE, Inc.

(2)   Includes incremental pre-tax corporate expenses of $3.9 million ($2.4 million after tax).  Incremental corporate expenses consist of salaries, benefits and other expenses due to the addition of corporate level personnel, professional fees, incremental insurance and other costs necessary to support an independent public company.

(3)   Includes incremental pre-tax interest expense of $7.9 million ($4.8 million after tax) resulting from the company’s recapitalization in 2004.

ADESA, Inc.

Reconciliation of EBITDA

(In millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004

Income from continuing operations (1)	$36.0	$32.6	$71.0	$65.9
Add back:
Income taxes	23.0	21.0	45.5	42.6
Interest expense	8.5	4.7	16.6	8.7
Depreciation and amortization	10.0	8.9	19.2	18.1
EBITDA (1)	$77.5	$67.2	$152.3	$135.3

Non-recurring transaction-related expenses (2)	—	1.4	—	2.6
EBITDA excluding non-recurring expenses (1)	$77.5	$68.6	$152.3	$137.9

(1)   Includes incremental pre-tax corporate expenses of $1.0 million and $3.9 million for the three and six months ended June 30, 2005 ($0.6 million and $2.4 million after tax).  Incremental corporate expenses consist of salaries, benefits and other expenses due to the addition of corporate level personnel, professional fees, incremental insurance and other costs necessary to support an independent public company.

(2)   Non-recurring transaction costs consist primarily of legal and professional fees associated with the company’s initial public offering and separation from former parent company ALLETE, Inc.

The company believes that EBITDA is a useful supplement and meaningful indicator of earnings performance to be used by its investors, financial analysts and others to analyze the company’s financial performance and results of operations over time.  EBITDA is also used by the company’s creditors in assessing debt covenant compliance.  While the company believes that EBITDA is an important financial measure, it is not presented as an alternative to income from continuing operations or net income as an indicator of operating performance, and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles (GAAP).  These measures may not be comparable to similarly titled measures reported by other companies.  A reconciliation of net income, the comparable GAAP measure, to EBITDA for each of the fiscal periods indicated is presented above.